AUDIT COMMITTEE CHARTER

1. Purpose of the Committee

1.1 The purpose of the Audit Committee is to assist the Board of Directors (the “Board”) in its oversight of the integrity of Universal Gold Mining Corp.’s (the “Company”) financial statements and other relevant public disclosures, the Company’s compliance with legal and regulatory requirements relating to financial reporting, the external auditors’ qualifications and independence and the performance of the internal audit function and the external auditors.

2. Members of the Audit Committee

2.1 At least one member must be “financially literate” as defined under National Instrument 52-110 Audit Committees (“NI 52-110”) and must be an “audit committee financial expert” as defined in Item 407 of Regulation S-K of the U.S. Securities and Exchange Commission, having sufficient accounting or related financial management expertise to read and understand a set of financial statements, including the related notes, that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

2.2 All members of the Audit Committee must be “independent” as defined under Rule 10A-3 under the U.S. Securities and Exchange Act of 1934, as amended, and NI 52-110, while the Company is in the developmental stage of its business.

2.3 The Board shall approve the members of the Audit Committee.

3. Relationship with External Auditors

3.1 The external auditors are the independent representatives of the shareholders, but the external auditors are also accountable to the Board of Directors and the Audit Committee.

3.2 The external auditors must be able to complete their audit procedures and reviews with professional independence, free from any undue interference from the management or directors.

3.3 The Audit Committee must direct and ensure that the management fully co-operates with the external auditors in the course of carrying out their professional duties.

3.4 The Audit Committee will have direct communications access at all times with the external auditors, and the external auditors will report directly to the Audit Committee.

3.5 The Audit Committee shall pre-approve all services provided by the external auditors.

4. Non-Audit Services

4.1 The external auditors are prohibited from providing any non-audit services to the Company, without the express written consent of the Audit Committee. In determining whether the external auditors will be granted permission to provide non-audit services to the Company, the Audit Committee must consider that the benefits to the Company from the provision of such services outweighs the risk of any compromise to or loss of the independence of the external auditors in carrying out their auditing mandate.

4.2 Notwithstanding section 4.1, the external auditors are prohibited at all times from carrying out any of the following services, while they are appointed the external auditors of the Company:

(i)	acting as an agent of the Company for the sale of all or substantially all of the undertaking of the Company; and
(ii)	performing any non-audit consulting work for any director or senior officer of the Company in their personal capacity, but not as a director, officer or insider of any other entity not associated or related to the Company.

5. Appointment of Auditors

5.1 The external auditors will be appointed each year by the Audit Committee, which appointment shall be submitted for ratification to the shareholders of the Company at the annual general meeting of the shareholders.

6. Evaluation of Auditors

6.1 The Audit Committee will review the performance of and fees paid to the external auditors on at least an annual basis, and notify the Board and the external auditors in writing of any concerns in regards to the performance of the external auditors, or the accounting or auditing methods, procedures, standards, or principles applied by the external auditors, or any other accounting or auditing issues which come to the attention of the Audit Committee.

7. Remuneration of the Auditors

7.1 The remuneration of the external auditors will be paid upon approval by the Audit Committee.

7.2 The remuneration of the external auditors will be determined based on the time required to complete the audit and preparation of the audited financial statements, and the difficulty of the audit and performance of the standard auditing procedures under generally accepted auditing standards and generally accepted accounting principles of the United States.

8. Termination of the Auditors

8.1 The Audit Committee has the power to terminate the services of the external auditors, with or without the approval of the Board of Directors.

9. Funding of Auditing and Consulting Services

9.1 Auditing expenses and ordinary administrative expenses of the Audit Committee will be funded by the Company. The external auditors must not perform any other consulting services for the Company, which could impair or interfere with their role as the independent external auditors of the Company.

10. Oversight of Internal Controls

10.1 The Audit Committee will have the oversight responsibility for ensuring that the internal controls over financial reporting are implemented, maintained and monitored, and that such internal controls are effective.

11. Continuous Disclosure Requirements

11.1 The Audit Committee shall review and discuss with senior management and the external auditor, before recommending them for approval by the Board: (i) annual consolidated financial statements of the Company and the related management’s discussion and analysis, and (ii) all critical accounting policies.

11.2 The Audit Committee will approve the quarterly consolidated financial statements of the Company and the related management’s discussion and analysis after discussion with senior management and the external auditor.

12. Other Auditing Matters

12.1 The Audit Committee may meet with the external auditors independently of the management of the Company at any time, acting reasonably.

12.2 The external auditors are authorized and directed to respond to all enquiries from the Audit Committee in a thorough and timely fashion, without reporting these enquiries or actions to the Board of Directors or the management of the Company.

13. Annual Review

13.1 The Audit Committee Charter will be reviewed annually by the Board of Directors and the Audit Committee to assess the adequacy of this Charter.

13.2 The Audit Committee will conduct an annual self-evaluation of its performance.

14. Independent Advisers

14.1 The Audit Committee shall have the power to retain legal, accounting or other advisors to assist the Committee and the Company shall provide appropriate funding for the Audit Committee to retain such advisors.

15. Complaint Procedures

15.1 The Audit Committee has adopted the Complaint Procedures attached hereto as Schedule 1.

Schedule 1

Audit Committee Complaint Procedures for Accounting and Related Matters

It is the policy of Universal Gold Mining Corp. (the “Company”) to encourage open and effective channels of information in order to help ensure the accuracy and reliability of its financial statements and disclosures. In the absence of adopting formal procedures for receiving and handling complaints on an anonymous and confidential basis, an employee or other individual may otherwise be reluctant to report concerns regarding accounting or other matters because of fear of retaliation by the Company’s management or other employees. Pursuant to Section 301 of the Sarbanes-Oxley Act of 2002 and the applicable rules of the Securities and Exchange Commission, the Audit Committee has adopted this “Audit Committee Complaint Procedures for Accounting and Related Matters” which shall be communicated to the Company’s employees. This establishes procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the submission by employees of the Company, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters.

The Audit Committee has adopted the following procedures for the submission and handling of complaints or concerns:

1. The Company shall promptly forward to the chairman of the Audit Committee any complaints or concerns that it has received regarding accounting, internal accounting controls or auditing matters.

2. Any employee of the Company may submit, on a confidential, anonymous basis if the employee so desires, any complaints or concerns regarding accounting, internal accounting controls or auditing matters. Confidential complaints or concerns may be submitted by employees anonymously in writing in a sealed envelope addressed to the Chairman of the Audit Committee, Universal Gold Mining Corp.  The sealed envelope shall be labeled with a legend such as: “To be opened by the Audit Committee only; being submitted pursuant to the procedures adopted by the Audit Committee.” This sealed envelope, in turn, shall be sent in a larger envelope directly to Company’s legal counsel:

 Watson, Farley & Williams (New York) LLP
Attention: Antonios C. Backos, Esq.
1133 Avenue of the Americas
New York, NY 10036

Any such envelopes received by the Company’s counsel shall be forwarded promptly and unopened to the chairman of the Audit Committee.

If an employee would like to discuss any matter with the Audit Committee, the employee should indicate this in the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate.

3. Following the receipt of any complaints or concerns submitted hereunder, the Chairman of the Audit Committee or his/her designee (who shall be a member of the Audit Committee) will make a determination of (i) whether such complaint requires immediate investigation, (ii) whether it can be discussed at the next regularly scheduled meeting of the Audit Committee, (iii) whether it does not involve the Company’s accounting, internal audit controls or auditing practices and therefore should be reviewed by a party other than the Audit Committee or (iv) whether on its face it does not merit further consideration.

4. The Audit Committee may enlist employees of the Company and/or outside legal, accounting or other advisors, as appropriate, to conduct any investigation of complaints or concerns regarding accounting, internal accounting controls or auditing matters. In conducting any investigation, the Audit Committee shall use reasonable efforts to protect the confidentiality and anonymity of the complainant. However, in order to conduct an effective investigation, it may not be possible to maintain confidentiality and anonymity.

5. The Company does not permit discrimination, retaliation or harassment of any kind against employees for complaints or concerns submitted hereunder that are made in good faith, upon reasonable belief, or for assisting in any investigation relating thereto. However, the intentional filing of a false report, whether orally or in writing, may subject the employee to disciplinary or other action by the Company to the extent permitted by law.

6. If an employee believes that he or she has been subject to discrimination, retaliation or harassment for having reported any complaints or concerns under this policy, the employee should immediately report those facts following the same procedures that the employee submitted the original complaint or concern so that it can be investigated and addressed promptly and appropriately. If a complaint of discrimination, retaliation or harassment is substantiated, appropriate disciplinary or other action may be taken against the offending party commensurate with the severity of the offense, which may include termination of employment.

7. The Audit Committee shall retain as a part of the records of the Audit Committee all documents related to any such complaints or concerns for a period of no less than seven (7) years. The Company’s external auditors may review the records from time to time upon request.

8. The Audit Committee may modify or amend the procedures set forth herein at any time without notice.

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